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                                                                  EXHIBIT 10.88


                       ASSIGNMENT OF AYO CLAIMS AGREEMENT

         Assignment of AYO Claims Agreement ("Assignment") made effective as of the 15 day of December, 1998 by and between Bankers Insurance Group, Inc. ("BIG") and Bankers Insurance Company ("BIC").

         WHEREAS, BIG entered into an AYO Claims Agreement ("Agreement"), a copy of which is attached hereto as Exhibit A, with the Florida Windstorm Underwriting Association; and

         WHEREAS, the Agreement calls for the servicing company to be an underwriter of homeowners policies and BIC writes such policies; and

         WHEREAS, BIC is a wholly owned subsidiary of BIG.

         NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained and intended to be legally binding hereby, BIG and BIC agree as follows:

         BIG does hereby and with these presents assign to BIC and BIC agrees to accept the assignment of the AYO Claims Agreement as attached. BIC further agrees to perform the services required under the Agreement pursuant to a service agreement with an affiliated company.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers duly authorized so to do and their respective corporate seals to be attached hereto as of the date near first written above.


WITNESSES:                                BANKERS INSURANCE COMPANY
                                          "BIC"

/s/ Kyle C. Reynolds                      BY: /s/ J. Kristin Delano
-----------------------------------          ---------------------------------


/s/ Nancy C. Haire                        AS ITS: Corporate Secretary
-----------------------------------              -----------------------------


WITNESSES:                                BANKERS INSURANCE GROUP, INC.
                                          "BIG"


                                          BY: /s/ J. Kristin Delano
-----------------------------------          ---------------------------------


                                          AS ITS: Corporate Secretary
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                                          THE FLORIDA WINDSTORM
                                          UNDERWRITING ASSOCIATION
                                          "FWUA"


                                          BY: /s/ William Schmitz
                                             ---------------------------------

                                          AS ITS: /s/ Claim Director
                                                 -----------------------------